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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 23, 1996 appearing on page 14 of Wind River Systems, Inc.'s Annual Report on Form 10-K, as amended by the Form 10-K/A, for the year ended January 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE LLP

San Jose, California
June 17, 1996